SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): April 21, 2010

BMW VEHICLE OWNER TRUST 2010-A (Exact name of Issuing Entity as specified in its charter)
BMW FS SECURITIES LLC (Exact name of Depositor as specified in its charter)
BMW FINANCIAL SERVICES NA, LLC (Exact name of Sponsor as specified in its charter)
Delaware Delaware	333-159922-01 333-159922	Pending 22-3784653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Chestnut Ridge Road Woodcliff Lake, NJ 07677
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On or about April 21, 2010, BMW FS Securities LLC transferred certain motor vehicle retail installment sales contracts (the “Receivables”) to BMW Vehicle Owner Trust 2010-A (the “Trust”).  The Trust granted a security interest in the Receivables to Citibank, N.A., and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $179,200,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $239,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $254,000,000; and (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $77,800,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Indenture, Underwriting Agreement, Amended and Restated Trust Agreement, Owner Trust Administration Agreement, Sale and Servicing Agreement and Receivables Purchase Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

1.1    Underwriting Agreement dated April 15, 2010 among BMW Financial Services NA, LLC (“BMW FS”), Banc of America Securities LLC and BMW FS Securities LLC (the “Depositor”).

4.1    Indenture dated as of March 1, 2010, between the Trust and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

10.1    Amended and Restated Trust Agreement, dated as of April 21, 2010, between the Depositor and Wilmington Trust Company, as owner trustee.

10.2    Owner Trust Administration Agreement, dated as of March 1, 2010, among BMW FS, as administrator, the Trust and the Indenture Trustee.

10.3    Sale and Servicing Agreement, dated as of March 1, 2010, among the Depositor, BMW FS, as seller, sponsor, servicer, administrator and custodian, the Trust and the Indenture Trustee.

10.4    Receivables Purchase Agreement, dated as of March 1, 2010, between the Depositor and BMW FS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE OWNER TRUST 2010-A

By: BMW Financial Services NA, LLC,

as Administrator

By: /s/ Joachim Herr

Name: Joachim Herr

Title: Treasurer

By: /s/ Martin Stremplat

Name: Martin Stremplat

Title: Vice President – Finance & CFO

BMW FS SECURITIES LLC

By: BMW Financial Services NA, LLC,

as Managing Member

By: /s/ Joachim Herr

Name: Joachim Herr

Title: Treasurer

By: /s/ Martin Stremplat

Name: Martin Stremplat

Title: Vice President – Finance & CFO

Dated: April 21, 2010